SUPPLEMENT DATED MAY 1, 2016
To Prospectus dated May 1, 1987

PACER CHOICE VARIABLE LIFE
Issued Through Monumental Life Separate Account VL E

By
Transamerica Premier Life Insurance Company
(Formerly, Monumental Life Insurance Company)

 The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Please add the following information to your prospectus:

 Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.

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Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities.  Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information.  Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches in the future.

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PLEASE RETAIN THIS SUPPLEMENT WITH YOUR  PRODUCT PROSPECTUS